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                                                                    EXHIBIT 10.1

                             SECOND AMENDMENT TO THE
                       ASCHE TRANSPORTATION SERVICES, INC.
                                STOCK OPTION PLAN

         The Asche Transportation Services, Inc. Stock Option Plan (the "Plan") is hereby amended, effective May 19, 1999, as follows:

         1. The aggregate number of Shares as to which Options may be granted pursuant to Article II of the Plan shall be increased from 908,500 to 1,162,500.

         IN WITNESS WHEREOF, Asche Transportation Services, Inc. has caused this Amendment to be executed by its officer hereto duly authorized this 19th day of May 1999.


                                           ASCHE TRANSPORTATION SERVICES, INC.


                                           By:  /s/ Larry L. Asche
                                               --------------------
                                           Name:  Larry L. Asche
                                           Its Chairman and Chief Executive
                                                  Officer